MASTER CUSTODY AGREEMENT

                                                            EXHIBIT A


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The following is a list of the  Investment  Companies and their  respective  Series for which the Custodian  shall serve under the
Master Custody Agreement dated as of February 16, 1996.

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INVESTMENT COMPANY                           ORGANIZATION                 SERIES ---(IF APPLICABLE)
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
Adjustable Rate Securities Portfolios        Delaware Business Trust      U.S. Government Adjustable Rate Mortgage Portfolio

Franklin Asset Allocation Fund               Delaware Business Trust

Franklin California Tax-Free Income          Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust           Massachusetts Business       Franklin California Insured Tax-Free Income Fund
                                             Trust                        Franklin California Tax-Exempt Money Fund
                                                                          Franklin California Intermediate-Term Tax-Free
                                                                           Income Fund

Franklin Custodian Funds, Inc.               Maryland Corporation         Growth Series
                                                                          Utilities Series
                                                                          Dynatech Series
                                                                          Income Series
                                                                          U.S. Government Securities Series

Franklin Equity Fund                         California Corporation

Franklin Federal Money Fund                  California Corporation

Franklin Federal Tax- Free Income Fund       California Corporation

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INVESTMENT COMPANY                                  ORGANIZATION          SERIES ---(IF APPLICABLE)
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
Franklin Gold & Precious Metals Fund         Delaware Business Trust

Franklin High Income Trust                   Delaware Business Trust      AGE High Income Fund

Franklin Investors Securities Trust          Massachusetts Business       Franklin Global Government Income Fund
                                             Trust                        Franklin Short-Intermediate U.S. Govt Securities Fund
                                                                          Franklin Convertible Securities Fund
                                                                          Franklin Adjustable U.S. Government Securities Fund
                                                                          Franklin Equity Income Fund
                                                                          Franklin Bond Fund

Franklin Managed Trust                       Delaware Business Trust      Franklin Rising Dividends Fund


Franklin Money Fund                          California Corporation

Franklin Municipal Securities Trust          Delaware Business Trust      Franklin California High Yield Municipal Fund
                                                                          Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund Inc.             Maryland Corporation         Mutual Shares Fund
                                                                          Mutual Beacon Fund
                                                                          Mutual Qualified Fund
                                                                          Mutual Discovery Fund
                                                                          Mutual European Fund
                                                                          Mutual Financial Services Fund

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INVESTMENT COMPANY                           ORGANIZATION                 SERIES ---(IF APPLICABLE)
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
Franklin New York Tax-Free Income Fund       Delaware Business Trust

Franklin New York Tax-Free Trust             Massachusetts Business       Franklin New York Tax-Exempt Money Fund
                                             Trust                        Franklin New York Intermediate-Term Tax-Free
                                                                           Income Fund
                                                                          Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate Securities Trust        Delaware Business Trust      Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio        Delaware Business Trust

Franklin Strategic Series                    Delaware Business Trust      Franklin California Growth Fund
                                                                          Franklin Strategic Income Fund
                                                                          Franklin MidCap Growth Fund
                                                                          Franklin Global Utilities Fund
                                                                          Franklin Small Cap Growth Fund
                                                                          Franklin Global Health Care Fund
                                                                          Franklin Natural Resources Fund
                                                                          Franklin Blue Chip Fund
                                                                          Franklin Biotechnology Discovery Fund
                                                                          Franklin U.S. Long-Short Fund
                                                                          Franklin Large Cap Growth Fund
                                                                          Franklin Aggressive Growth Fund
                                                                          Franklin Small Cap Growth Fund II
                                                                          Franklin Technology Fund

Franklin Tax-Exempt Money Fund               California Corporation

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INVESTMENT COMPANY                           ORGANIZATION                 SERIES---(IF APPLICABLE)
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
Franklin Tax-Free Trust                      Massachusetts Business       Franklin Massachusetts Insured Tax-Free Income Fund
                                             Trust                        Franklin Michigan Insured Tax-Free Income Fund
                                                                          Franklin Minnesota Insured Tax-Free Income Fund
                                                                          Franklin Insured Tax-Free Income Fund
                                                                          Franklin Ohio Insured Tax-Free Income Fund
                                                                          Franklin Puerto Rico Tax-Free Income Fund
                                                                          Franklin Arizona Tax-Free Income Fund
                                                                          Franklin Colorado Tax-Free Income Fund
                                                                          Franklin Georgia Tax-Free Income Fund
                                                                          Franklin Pennsylvania Tax-Free Income Fund
                                                                          Franklin High Yield Tax-Free Income Fund
                                                                          Franklin Missouri Tax-Free Income Fund
                                                                          Franklin Oregon Tax-Free Income Fund
                                                                          Franklin Texas Tax-Free Income Fund
                                                                          Franklin Virginia Tax-Free Income Fund
                                                                          Franklin Alabama Tax-Free Income Fund
                                                                          Franklin Florida Tax-Free Income Fund
                                                                          Franklin Connecticut Tax-Free Income Fund
                                                                          Franklin Louisiana Tax-Free Income Fund
                                                                          Franklin Maryland Tax-Free Income Fund
                                                                          Franklin North Carolina Tax-Free Income Fund
                                                                          Franklin New Jersey Tax-Free Income Fund
                                                                          Franklin Kentucky Tax-Free Income Fund
                                                                          Franklin Federal Intermediate-Term Tax-Free Income
                                                                           Fund
                                                                          Franklin Arizona Insured Tax-Free Income Fund
                                                                          Franklin Florida Insured Tax-Free Income fund

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INVESTMENT COMPANY                           ORGANIZATION                 SERIES ---(IF APPLICABLE)
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
Franklin Templeton Fund Allocator Series     Delaware Business Trust      Franklin Templeton Conservative Target Fund
                                                                          Franklin Templeton Moderate Target Fund
                                                                          Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust              Delaware Business Trust      Franklin Templeton Global Currency Fund
                                                                          Franklin Templeton Hard Currency Fund

Franklin Templeton International Trust       Delaware Business Trust      Templeton Pacific Growth Fund
                                                                          Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund Trust          Delaware Business Trust      Franklin Templeton Money Fund

Franklin Value Investors Trust               Massachusetts Business       Franklin Balance Sheet Investment Fund
                                             Trust                        Franklin MicroCap Value Fund
                                                                          Franklin Value Fund

Franklin Templeton Variable Insurance        Massachusetts Business       Franklin Money Market Fund
Products Trust                               Trust                        Franklin Growth and Income Fund
                                                                          Franklin Natural Resources Securities Fund
                                                                          Franklin Real Estate Fund
                                                                          Franklin Global Communications Securities Fund
                                                                          Franklin High Income Fund
                                                                          Templeton Global Income Securities Fund
                                                                          Franklin Income Securities Fund
                                                                          Franklin U.S. Government Fund
                                                                          Franklin Zero Coupon Fund - 2000
                                                                          Franklin Zero Coupon Fund - 2005
                                                                          Franklin Zero Coupon Fund - 2010
                                                                          Franklin Rising Dividends Securities Fund
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INVESTMENT COMPANY                           ORGANIZATION                 SERIES ---(IF APPLICABLE)
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
Franklin Templeton Variable Insurance        Massachusetts Business       Templeton Pacific Growth Fund
Products Trust   (cont.)                     Trust                        Templeton International Equity Fund
                                                                          Templeton Developing Markets Equity Fund
                                                                          Templeton Global Growth Fund
                                                                          Templeton Global Asset Allocation Fund
                                                                          Franklin Small Cap Fund
                                                                          Franklin Large Cap Growth Securities Fund
                                                                          Templeton International Smaller Companies Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Franklin Global Health Care Securities Fund
                                                                          Franklin Value Securities Fund
                                                                          Franklin Aggressive Growth Securities Fund
                                                                          Franklin S&P 500 Index Fund
                                                                          Franklin Strategic Income Securities Fund
                                                                          Franklin Technology Securities Fund


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
Institutional Fiduciary Trust                Massachusetts Business       Money Market Portfolio
                                             Trust                        Franklin U.S. Government Securities Money Market
                                                                           Portfolio
                                                                          Franklin Cash Reserves Fund

The Money Market Portfolios                  Delaware Business Trust      The Money Market Portfolio
                                                                          The U.S. Government Securities Money Market Portfolio

Templeton Variable Products Series Fund                                   Franklin Growth Investments Fund
                                                                          Mutual Shares Investments Fund
                                                                          Mutual Discovery Investments Fund
                                                                          Franklin Small Cap Investments Fund
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INVESTMENT COMPANY                           ORGANIZATION                                 SERIES---(IF APPLICABLE)
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
Franklin Floating Rate Master Trust          Delaware Business Trust      Franklin Floating Rate Master Series

CLOSED END FUNDS:

Franklin Multi-Income Trust                  Massachusetts Business
                                             Trust

Franklin Universal Trust                     Massachusetts Business
                                             Trust

Franklin Floating Rate Trust                 Delaware Business Trust

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REVISED:  3/21/00
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